SUBSEQUENT EVENTS	12 Months Ended
Sep. 30, 2013
SUBSEQUENT EVENTS
25.	SUBSEQUENT EVENTS

On November 20, 2013, the Company approved and declared a cash dividend of US$0.15 per ordinary share on its outstanding shares to shareholders of record as of the close of trading on January 8, 2014. According to the dividend protection terms of the Prior and New Plan, and approved by the Company, the exercise price of all of the outstanding options as of January 8, 2014 will be reduced by US$0.15 per share, which is a change in exercise price pursuant to the Prior and New Plan and therefore will not be treated as a share option modification.

On December 6, 2013, CDEL Hong Kong entered into a loan agreement with Deutsche Bank, AG, Singapore Branch, for a RMB100 million, approximately US$16 million, term loan facility with an 2.40% annual interest rate for a term of 18 months. The facility will be secured by a term deposit of RMB100 million to be provided by Champion Technology. The Company expects to draw down the loan in January 2014.